                        FEDERAL REALTY INVESTMENT TRUST

================================================================================

                           Supplemental Information
                               December 31, 1996

================================================================================

                               TABLE OF CONTENTS

1.   Debt Summary........................................................  E-2

2.   Occupancy
           Percentage Leased.............................................  E-3
           Economic Occupancy............................................  E-4
           Regional Breakdown............................................  E-5

3.   Leases Signed Analysis
           Comparable and Non-Comparable.................................  E-6

4.   Lease Expirations
           Average Rent on Leases Expiring...............................  E-7
           Leases Expiring on Anchor and Small Shops.....................  E-8

5.   Sales/Occupancy Costs
           Overall, Anchor & Small Shop..................................  E-9

6.   Press Release....................................................... E-10

7.   Glossary of Terms................................................... E-13

================================================================================

                          1626 East Jefferson Street
                        Rockville, Maryland 20852-4041
                                 301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases)
December 31, 1996

=========================================================================================================================
                                                                                                              Balance
                                                                Maturity                    Rate           (in thousands)
                                                                                                           --------------
Mortgages
            Barracks Road                                       06/01/98                     9.77%                $21,412
            Falls Plaza                                         06/01/98                     9.77%                  4,257
            Old Keene Mill                                      06/01/98                     9.77%                  6,979
            West Falls                                          06/01/98                     9.77%                  4,885
            Loehmanns Plaza                                     07/21/98                     9.75%                  6,415
            Bristol                                             08/01/98                     9.65%                 11,018
            Federal Plaza                                       03/10/01                     8.95%                 28,445
            Tysons Station                                      09/01/01                    9.875%                  4,265
            Northeast                                           12/31/01             participating                  1,500
            Escondido (Municipal bonds) purchased 12/31/96      10/01/16               Variable***                  9,400

                                                                                                                  $98,576
                                                                                                           ==============

Notes payable
            Revolving credit facilities                                     libor +.75%                           $59,400
            Note issued in connection with
              tenant buyout at Queen Anne Plaza                 01/15/06                    8.875%                  1,291
            Note issued in connection with
              renovation of Perring Plaza                       01/31/13                    10.00%                  2,854
            Note issued in connection with lease                11/13/95                      none                  2,500
            Other                                                various                   various                     61
                                                                                                           --------------

                                                                                                                  $66,106
                                                                                                           ==============

Unsecured Public Debt
            5 1/4% Convertible subordinated                     04/30/02                    5.250%                   $289
              debentures
            5 1/4% Convertible subordinated                     10/28/03                    5.250%                 75,000
              debentures
            8 7/8% Notes (fixed)                                01/15/00                    8.875%                 75,000
            8 7/8% Notes (fixed)*                               01/15/00                    7.530%                 25,000
            8% Notes (fixed)                                    04/21/02                    8.000%                 25,000
            6 5/8% Notes (fixed)                                12/01/05                    6.625%                 40,000
            7.48% Debentures                                    08/15/26                    7.480%                 50,000
                                                                                                           --------------

                                                                                                                 $290,289
                                                                                                           ==============

                                                             Total fixed rate debt                               $384,671     84.55%

                                                             Total variable rate debt                              70,300     15.45%
                                                                                                           --------------   --------

                                                             Total debt                                          $454,971    100.00%
                                                                                                           ==============   ========

                                                             Weighted average interest rate:
                                                             ---------------------------------
                                                               Fixed rate debt                                      7.75%
                                                               Variable on revolving facilities                     6.40% **

*The Trust purchased an interest rate swap on $25 million which sold for $1.5 million, thereby decreasing the effective interest rate.
**Weighted average interest rate on revolving credit facilities for twelve months ended December 31, 1996.
***The bonds bear interest at a variable rate determined weekly to be the Interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

Federal Realty Investment Trust
Percentage Leased Analysis
December 31, 1996

==================================================================================================================================
            Overall Occupancy
     (Quarter to Quarter Analysis)                     December 31, 1996                         December 31, 1995
                                           ----------------------------------------  ---------------------------------------
               Type                            Size          Leased      Occupancy       Size         Leased      Occupancy
----------------------------------------   ------------   ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)             12,733,461     11,935,107      94%        12,455,447    11,888,280      95%
Rollingwood apartments (# of units)            282            278          98%           282           271          96%


        Overall Occupancy
       (Rolling 12 Months)                             December 31, 1996                        September 30, 1996
                                           ----------------------------------------  ---------------------------------------
               Type                            Size          Leased      Occupancy       Size         Leased      Occupancy
----------------------------------------   ------------   ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)             12,733,461     11,935,107      94%        12,324,469    11,509,125      93%
Rollingwood apartments (# of units)            282            278          98%           282           281          99%


        Overall Occupancy
       (Rolling 12 Months)                               June 30, 1996                            March 31, 1996
                                           ----------------------------------------  ---------------------------------------
               Type                            Size          Leased      Occupancy       Size         Leased      Occupancy
----------------------------------------   ------------   ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)             12,317,789     11,593,141      94%        12,480,181    11,796,821      95%
Rollingwood apartments (# of units)            282                        100%           282           274          97%
==================================================================================================================================

      Same Center Occupancy
   (Quarter to Quarter Comparison)                     December 31, 1996                         December 31, 1995
                                           ----------------------------------------  ---------------------------------------
               Type                            Size          Leased      Occupancy       Size         Leased      Occupancy
----------------------------------------   ------------   ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)             11,247,168     10,625,745      94%        11,215,520    10,727,011      96%
Rollingwood Apartments (# of units)            282            278          98%           282           271          96%


      Same Center Occupancy
       (Rolling 12 Months)                          At December 31, 1996                      At September 31, 1995
                                           ----------------------------------------  ---------------------------------------
               Type                            Size          Leased      Occupancy       Size         Leased      Occupancy
----------------------------------------   ------------   ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)             11,247,168     10,625,745      94%        11,559,958    10,904,972      94%
Rollingwood apartments (# of units)            282            278          98%           282           281          99%


         Same Center Occupancy
           (Rolling 12 Months)                          At June 30, 1996                      At March 31, 1996
                                           ----------------------------------------  ---------------------------------------
               Type                            Size          Leased      Occupancy       Size         Leased      Occupancy
----------------------------------------   ------------   ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)             11,115,866     10,546,049      95%        11,223,075    10,605,961      95%
Rollingwood apartments (# of units)            282            282         100%           282           274          97%

Federal Realty Investment Trust
Economic Occupancy Analysis
December 31, 1996
================================================================================

  Overall Economic Occupancy
(Quarter to Quarter Analysis)                   December 31, 1996                             December 31,1995
                                     -----------------------------------------    -------------------------------------------

                                                     Leases                                        Leases
                                                   Generating      Economic                       Generating       Economic
               Type                      Size        Income        Occupancy          Size         Income         Occupancy
-----------------------------------  ------------ ------------  --------------    ------------   ------------   -------------
Retail Properties (square feet)       12,733,461   11,681,107         92%          12,455,447     11,627,243         93%
Rollingwood Apartments (# of units)      282          277             98%             282            271             96%

  Overall Economic Occupancy
     (Rolling 12 Months)                       At December 31, 1996                          At September 30, 1996
                                     -----------------------------------------    -------------------------------------------

                                                     Leases                                        Leases
                                                   Generating      Economic                       Generating       Economic
               Type                      Size        Income        Occupancy          Size         Income         Occupancy
-----------------------------------  ------------ ------------  --------------    ------------   ------------   -------------
Retail Properties (square feet)       12,733,461   11,680,876         92%          12,324,469     11,277,086         92%
Rollingwood Apartments (# of units)      282          277             98%             282            277             98%

  Overall Economic Occupancy
     (Rolling 12 Months)                          At June 30, 1996                             At March 31, 1996
                                     -----------------------------------------    -------------------------------------------

                                                     Leases                                        Leases
                                                   Generating      Economic                       Generating       Economic
               Type                      Size        Income        Occupancy          Size         Income         Occupancy
-----------------------------------  ------------ ------------  --------------    ------------   ------------   -------------
Retail Properties (square feet)       12,317,789   11,300,470         92%          12,480,181     11,544,594         93%
Rollingwood Apartments (# of units)      282          282            100%             282            274             97%

-----------------------------------------------------------------------------------------------------------------------------
Same Center Economic Occupancy
 (Quarter to Quarter Comparison)                December 31, 1996                               December 31, 1995
                                     -----------------------------------------    -------------------------------------------

                                                     Leases                                        Leases
                                                   Generating      Economic                       Generating       Economic
               Type                      Size        Income        Occupancy          Size         Income         Occupancy
-----------------------------------  ------------ ------------  --------------    ------------   ------------   -------------
Retail Properties (square feet)       11,247,168   10,378,343         92%          11,215,520     10,477,908         93%
Rollingwood Apartments (# of units)      282          277             98%             282            271             96%

Same Center Economic Occupancy
     (Rolling 12 Months)                       At December 31, 1996                          At September 30, 1996
                                     -----------------------------------------    -------------------------------------------

                                                     Leases                                        Leases
                                                   Generating      Economic                       Generating       Economic
               Type                      Size        Income        Occupancy          Size         Income         Occupancy
-----------------------------------  ------------ ------------  --------------    ------------   ------------   -------------
Retail Properties (square feet)       11,247,168   10,378,343         92%          11,559,958     10,678,908         92%
Rollingwood Apartments (# of units)      282          277             98%             282            277             98%

Same Center Economic Occupancy
     (Rolling 12 Months)                          At June 30, 1996                             At March 31, 1996
                                     -----------------------------------------    -------------------------------------------

                                                     Leases                                        Leases
                                                   Generating      Economic                       Generating       Economic
               Type                      Size        Income        Occupancy          Size         Income         Occupancy
-----------------------------------  ------------ ------------  --------------    ------------   ------------   -------------
Retail Properties (square feet)       11,115,866   10,272,070         92%          11,223,075     10,413,790         93%
Rollingwood Apartments (# of units)      282          282            100%             282            274             97%

Federal Realty Investment Trust
Regional Occupancy Analysis
December 31, 1996

================================================================================

                                     Total Square                   Occupancy
         Region                       Footage                       12/31/96
--------------------             ----------------              -----------------
D.C./Baltimore                        3,782,761                      95%
Philadelphia                          2,301,010                      96%
New York/New Jersey                   1,962,610                      98%
Central Virginia                      1,175,872                      95%
Mid-West                              1,097,895                      83%
New England                           1,109,995                      96%
Southern California                     273,540                      92%
Other                                 1,029,778                      81%

================================================================================

                                     Total Square                   Occupancy
         Region                       Footage                       12/31/96
--------------------             ----------------              -----------------
D.C./Baltimore                        3,782,761                      95%
   Anchor                             1,886,095                      98%
   Small Shops                        1,896,666                      92%

Philadelphia                          2,301,010                      96%
   Anchor                             1,312,322                      98%
   Small Shops                          988,688                      94%

New York/New Jersey                   1,962,610                      98%
   Anchor                             1,428,008                     100%
   Small Shops                          534,602                      94%

Central Virginia                      1,175,872                      95%
   Anchor                               543,525                     100%
   Small Shops                          632,347                      91%

Mid-West                              1,097,895                      83%
   Anchor                               654,384                      76%
   Small Shops                          443,511                      94%

New England                           1,109,995                      96%
   Anchor                               564,207                     100%
   Small Shops                          545,788                      93%

Southern California                     273,540                      92%
   Anchor                                88,095                     100%
   Small Shops                          185,445                      88%

Other                                 1,029,778                      81%
   Anchor                               522,790                      81%
   Small Shops                          506,988                      82%


Federal Realty Investment Trust
Leasing Activity
December 31, 1996

===============================================================================

Comparable

                                                                Weighted       Average Prior   Average Current
                               Number of         Square      Average Lease       Rent Per         Rent Per           Annualized
    Rolling 12 Months        Leases Signed        Feet        Term (Years)      Square Foot      Square Foot      Increase in Rent
-------------------------  -----------------  ------------  ----------------  ---------------  ---------------  --------------------
    4th Quarter 1996               85            469,455           10.7            $10.88           $15.94               $2,376,264
    3rd Quarter 1996               89            298,546            6.1             14.17            16.05                  562,179
    2nd Quarter 1996               81            272,984            6.9             14.80            15.52                  196,312
    1st Quarter 1996               61            259,925            7.0             13.28            14.88                  416,047
         Total                    316          1,300,910            8.1            $12.94           $15.67               $3,550,802

                                                   Estimated
                                Percentage          Tenant
                                 Increase         Improvement
    Rolling 12 Months        over Prior Rent         Costs
-------------------------  -------------------  ---------------
    4th Quarter 1996               47%              $6,988,000
    3rd Quarter 1996               13%               1,740,000
    2nd Quarter 1996                5%               2,042,000
    1st Quarter 1996               12%               1,010,000
         Total                     21%             $11,780,000

Non-Comparable

                                                                                                                       Estimated
                                                                Weighted                             Annualized         Tenant
                               Number of         Square      Average Lease       Average Rent          Current        Improvement
    Rolling 12 Months        Leases Signed        Feet        Term (Years)      Per Square Foot         Rent             Costs
-------------------------  -----------------  ------------  ----------------  -------------------  ---------------  ----------------
    4th Quarter 1996                8            170,449           18.3              $12.85            $2,189,679          $995,000
    3rd Quarter 1996                5             19,918            8.3               13.89               276,607           380,000
    2nd Quarter 1996                8             31,194            8.7                8.10               252,789           390,000
    1st Quarter 1996                6             69,840           12.6               12.54               875,799           351,000
         Total                     27            291,401           17.5              $12.34            $3,594,874        $2,116,000

Federal Realty Investment Trust
Leases Expiring




              Total          Percent        Average
           Square Feet       of Total       Rent Per
           Expiring (1)     Portfolio(2)   Square Foot
           ------------     ------------   -----------
1997         424,896            3%          $15.71
1998         411,273            3%          $16.53
1999         720,648            5%          $11.98
2000         431,157            3%          $19.33
2001         470,455            4%          $19.14


(1) Excludes lease expirations with options
(2) Total square footage December 31, 1996:     13,122,333

Federal Realty Investment Trust
Leases Expiring - Anchors and Small Shops



                       Total            Percent
                    Square Feet         of Total
                    Expiring(1)       Portfolio(2)
                    -----------       ------------

1997
   Anchor              90,899         (less than)1%
   Small Shop         333,997                    3%

1998
   Anchor              71,789         (less than)1%
   Small Shop         339,484                    3%

1999
   Anchor             340,632                    3%
   Small Shop         380,016                    3%

2000
   Anchor              41,663         (less than)1%
   Small Shop         389,494                    3%

2001
   Anchor              30,997         (less than)1%
   Small Shop         439,448                    3%


(1) Excludes lease expirations with options
(2) Total square footage December 31, 1996:     13,122,333

Federal Realty Investment Trust
1996 Sales/Occupancy Costs


                                                              Average                Average
                                           Average           Occupancy           Occupancy Costs
                                          Sales Per          Cost Per             as Percentage
                                         Square Foot        Square Foot              of Sales
                                      ----------------   ------------------    -------------------
Reporting Tenants*                        $264.21             $14.01                  5.3%

Reporting Anchor Tenants                  $286.88             $9.64                   3.3%

Reporting Small Shop Tenants              $231.30             $20.26                  8.7%


* Includes only those tenants that have 12 months of reported sales in 1996

                                                                       "Ami pro"
                                                                        Release

            [LOGO OF FEDERAL REALTY INVESTMENT TRUST APPEARS HERE]


          F E D E R A L  R E A L T Y  I N V E S T M E N T  T R U S T


                                             Mary Jane Morrow
                                             Senior Vice President
                                             Finance & Treasurer
                                             (301) 998-8321


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                            1996 OPERATING RESULTS


Rockville, Maryland
February 12, 1997

        Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the year ended December 31, 1996 increased 14% to $65.3 million from $57.0 million in 1995. On a per share basis, funds from operations rose 8% to $1.94 per share in 1996 from $1.79 in 1995.

        A comparison of property operations for the year ended 1996 versus 1995 shows the following:

 .       Rental income increased 15% to $164.9 million in 1996 from $142.8 million in 1995. When adjusted to exclude properties acquired and sold during 1995 and 1996, rental income increased 7% to $146.4 million in 1996 from $137.3 million in 1995.

 .       During 1996, the Trust signed leases for a total 1.6 million square feet of retail space. On a same space basis, the Trust re-leased 1.3 million square feet at an average increase in rent per square foot of 21%. The weighted average rent on these leases was $15.67 per square foot compared to the previous average rent of $12.94 per square foot.


                                    -More-


              1 6 2 6  E A S T  J E F F E R S O N  S T R E E T,
                 R O C K V I L L E,  M D  2 0 8 5 2 - 4 0 4 1
                            3 0 1 - 9 9 8 - 8 1 0 0

     During 1995, the Trust leased a total 1.5 million square feet. On a same space basis, 1.3 million square feet was released at an average increase in rent per square foot of 18%. The weighted average rent on these leases was $14.80 per square foot compared to the previous average rent per square foot of $12.53.

 .    Same property occupancy stood at 94% at December 31, 1996 compared to 96%
     at year end 1995. The Trust's overall portfolio was 94% leased compared to 95% a year ago.

     Commenting on the year, Steven J. Guttman, President and Chief Executive Officer stated, "We are pleased with our strong 1996 results. In addition to the positive contributions from our recent acquisitions, we continue to benefit from the improved performance of our core portfolio. Our redevelopment and remerchandising programs have produced steady rental income growth, which combined with our expense control program, has had a positive impact on the bottom line."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 87 retail properties, principally neighborhood and community shopping centers, located in strategic metropolitan markets across the United States. These markets include Boston, New York/New Jersey, Philadelphia, metropolitan Washington D.C., Chicago and Southern California.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 29 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.

                                      ###

                             Financial Highlights
                     (in thousands, except per share data)

                                                             Three Months Ended                      Year Ended
                                                                 December 31,                        December 31,
OPERATING RESULTS                                             1996         1995                 1996            1995
-----------------                                             ----         ----                 ----            ----
 Revenues
   Rental income                                           $43,332       $38,284             $164,887       $142,841
   Interest                                                  1,204         1,064                4,352          4,113
   Other income                                              2,840         2,152                9,816          7,435
                                                             -----         -----                -----          -----
                                                            47,376        41,500              179,055        154,389
 Expenses
   Rental                                                   10,177        10,034               40,687         35,093
   Real estate taxes                                         4,300         3,767               16,411         14,471
   Interest                                                 11,996        10,454               45,555         39,268
   Administrative                                            3,026         2,822                9,100          7,305
   Depreciation and amortization                            10,029         9,086               38,154         34,901
                                                            ------         -----               ------         ------
                                                            39,528        36,163              149,907        131,038
                                                            ------        ------              -------        -------
 Operating income before investors' share of
 operations and loss on sale of real estate                  7,848         5,337               29,148         23,351
   Investor's share of operations                             (140)           29                 (394)           304
                                                             -----         -----               ------         ------

 Income before loss on sale of real estate                   7,708         5,336               28,754         23,655
   Loss on sale of real estate                                 (12)           --                  (12)          (545)
                                                             -----         -----               ------        -------

 Net income                                                 $7,696        $5,366              $28,742        $23,110
                                                            ======        ======              =======        =======

 Earnings per share                                          $0.22         $0.17                $0.86          $0.72
                                                             =====         =====                =====          =====

 Funds from Operations
   Net income                                               $7,696        $5,366              $28,742        $23,110
   Add: depreciation and amortization
        of real estate assets                                8,972         8,096               34,128         30,986
   Add: amortization of initial direct
        costs of leases                                        595           598                2,372          2,393
   Add: loss on sale and nonrecurring items                     12            --                   12            545
                                                              ----          ----                 ----          -----
   Funds from operations                                   $17,275       $14,060              $65,254        $57,034
                                                           =======       =======              =======        =======
   Funds from operations per share                           $0.50         $0.44                $1.94          $1.79
                                                             =====         =====                =====          =====
   Weighted average shares outstanding                      34,288        32,205               33,573         31,860
==========================================================================================================================

                                                                                          December 31,  December 31,
BALANCE SHEET DATA                                                                           1996           1995
------------------                                                                           ----           ----
 Assets
   Real estate, at cost                                                                    $1,147,865     $1,009,682
   Accumulated depreciation and amortization                                                 (223,553)      (190,795)
                                                                                             --------       --------
                                                                                              924,312        818,887

   Mortgage notes receivable                                                                   27,913         13,561
   Cash and investments                                                                        11,041         10,521
   Receivables                                                                                 17,294         16,102
   Other assets                                                                                54,746         27,083
                                                                                               ------         ------
 Total assets                                                                              $1,035,306       $886,154
                                                                                           ==========       ========
 Liabilities and Shareholders' Equity
   Obligations under capital leases & mortgages payable                                      $229,189       $222,317
   Notes payable                                                                               66,106         49,980
   Senior Notes                                                                               215,000        165,000
   5 1/4% Convertible subordinated debentures                                                  75,289         75,289
   Other liabilities                                                                           60,837         46,100

 Shareholders' Equity                                                                         388,885        327,468
                                                                                              -------        -------
                                                                                           $1,035,306       $886,154
                                                                                           ==========       ========

                               Glossary of Terms



Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges.

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

Same center occupancy: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.